UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2023 (May 23, 2023)

TCR2 THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38811	47-4152751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Binney Street

Suite 710

Cambridge, Massachusetts 02142

(Address of principal executive office) (Zip Code)

(617) 949-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TCRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Lease Assignment Agreement

On May 23, 2023, TCR2 Therapeutics Inc. (the “Company”) entered into an assignment of lease agreement (the “Lease Assignment Agreement”) with AstraZeneca Pharmaceuticals LP (“AstraZeneca”), pursuant to which the Company assigned to AstraZeneca its Lease Agreement (the “Rockville Lease”) with ARE-Maryland No. 31, LLC (the “Lessor”) for office and laboratory space located at 9950 Medical Center Drive, Rockville, Maryland (the “Rockville Premises”). The assignment was approved by the Lessor on May 23, 2023.

The effective date of the lease assignment will be June 1, 2023 (the “Effective Date”), at which time AstraZeneca will assume the Company’s obligations under the Rockville Lease. In connection with the Lease Assignment Agreement, the Company agreed to convey to AstraZeneca certain equipment and pay $0.9 million in cash consideration to AstraZeneca to defray additional equipment and build-out costs.

Lease Modification Agreement

In connection with the Lease Assignment Agreement, on May 23, 2023, the Company entered into a lease modification agreement (the “Lease Modification Agreement”) with Lessor to modify the Rockville Lease. Pursuant to the Lease Modification Agreement, and in connection with the release of the Company’s obligations under the Rockville Lease, on the Effective Date, the Company shall convey certain equipment to Lessor and pay a lease modification fee of approximately $5.8 million.

The Lease Assignment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the terms of the Lease Assignment Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of the Lease Assignment Agreement filed herein. The Lease Modification Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the terms of the Lease Modification Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of the Lease Modification Agreement filed herein.

Forward-looking Statements

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of March 5, 2023, by and among the Company, Adaptimmune Therapeutics plc (“Parent”) and CM Merger Sub, Inc., an indirect wholly-owned subsidiary of Parent (“Merger Sub”), as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated April 5, 2023, by and among the Company, Parent and Merger Sub (the “Merger Agreement”). This communication includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), about the proposed transaction between Adaptimmune and the Company and the operations of the combined company that involve risks and uncertainties relating to future events and the future performance of Adaptimmune and the Company. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, satisfaction of closing conditions to the proposed transaction, prospective performance and opportunities with respect to Adaptimmune or the Company, post-closing operations and the outlook for the companies’ businesses; Adaptimmune’s, the Company’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to Adaptimmune’s and the Company’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; future economic performance, future actions and outcome of contingencies such as legal proceedings; and the assumptions underlying or relating to such statements.

These statements are based on Adaptimmune’s and the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to Adaptimmune’s and/or the Company’s ability to obtain the approval of Adaptimmune’s shareholders or the Company’s stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Adaptimmune and the Company to terminate the Merger Agreement; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected by Adaptimmune and the Company, or at all; the risk that Adaptimmune and the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with Adaptimmune’s or the Company’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of Adaptimmune’s American Depositary Shares or the Company’s common stock and/or Adaptimmune’s or the Company’s operating or financial results; uncertainties as to the long-term value of Adaptimmune’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Adaptimmune’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the proposed transaction; unknown liabilities related to Adaptimmune or the Company; the nature, cost and outcome of any litigation and other legal proceedings involving Adaptimmune, the Company or their respective directors, including any legal proceedings related to the proposed transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Adaptimmune’s or the Company’s programs or product candidates; risks related to any loss of Adaptimmune’s or the Company’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Adaptimmune or the Company’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Adaptimmune, the Company and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Adaptimmune, the Company, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Adaptimmune or the Company’s product candidates, and the impact of studies (whether conducted by Adaptimmune, the Company or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Adaptimmune’s or the Company’s material contracts or arrangements; risks related to competition for Adaptimmune’s or the Company’s product candidates; Adaptimmune’s or the Company’s ability to successfully develop or commercialize Adaptimmune’s or the Company’s product candidates; Adaptimmune’s, the Company’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Adaptimmune’s or the Company’s product candidates; unexpected increase in costs and expenses with respect to the potential transaction or Adaptimmune’s or the Company’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Adaptimmune’s and the Company’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones.

While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. A more complete description of these and other material risks can be found in Adaptimmune’s and the Company’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including each of their Annual Reports on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC, as well as, the Registration Statement on Form S-4 which includes the joint proxy statement of Adaptimmune and the Company that also constitutes the prospectus of Adaptimmune, which joint proxy statement/prospectus has been mailed or otherwise disseminated to Adaptimmune’s shareholders and the Company’s stockholders on or about April 24, 2023. Adaptimmune and the Company also plan to file other relevant documents with the SEC regarding the proposed transaction.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Adaptimmune’s and the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by Adaptimmune or the Company. Unless required by law, neither Adaptimmune nor the Company is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Adaptimmune and the Company filed with the SEC a Registration Statement on Form S-4. The Registration Statement on Form S-4 includes a document that serves as a prospectus of Adaptimmune and a joint proxy statement of Adaptimmune and the Company, and each party may also file other documents regarding the proposed transaction with the SEC. Adaptimmune and the Company mailed or otherwise provided to its respective shareholders and stockholders the joint proxy statement/prospectus and other relevant documents in connection with the proposed transaction on or about April 24, 2023. Before making a voting decision, Adaptimmune shareholders and the Company stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by each of Adaptimmune and the Company with the SEC in connection with the proposed transaction or incorporated by reference therein carefully and in their entirety because they will contain important information about Adaptimmune, the Company and the proposed transaction. You may obtain a copy of these materials (when they are available) and other documents filed by Adaptimmune and the Company with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at https://investors.tcr2.com/ or by contacting the Company’s Investor Relations Department at https://investors.tcr2.com/contact-ir. Copies of the documents filed with the SEC by Adaptimmune are available free of charge on Adaptimmune’s website at https://www.adaptimmune.com/investors-and-media/sec-filings or by contacting Adaptimmune’s Investor Relations Department at ir@adaptimmune.com.

Participants in the Solicitation

Adaptimmune, the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Adaptimmune, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Adaptimmune’s proxy statement for its 2023 Annual General Meeting, which was filed with the SEC on April 13, 2023, the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 6, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on September 1, 2022, the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Security holders, potential investors and other readers should read the joint proxy statement/prospectus included in the Registration Statement on Form S-4 carefully before making any voting or investment decision. You may obtain free copies of these documents from Adaptimmune or the Company using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit	Description

10.1	Assignment of Lease by and between TCR[2] Therapeutics Inc. and AstraZeneca Pharmaceuticals LP, dated May 23, 2023

10.2	Lease Modification Agreement by and between TCR[2] Therapeutics Inc. and ARE-Maryland No. 31, LLC, dated May 23, 2023

104	Inline XBRL cover page

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023	TCR[2] Therapeutics Inc.

	By:	/s/ Eric Sullivan
	Name:	Eric Sullivan
	Title:	Chief Financial Officer